EXHIBIT 99.4

                      REGISTRATION RIGHTS AGREEMENT



     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of June 30, 2000, is by and between NetVoice Technologies Corporation, a Nevada corporation ("NetVoice"), and World Access Telecommunications Group, Inc., an Illinois corporation ("WAXS").

     WHEREAS, pursuant to an Asset Purchase Agreement, of even date herewith (the "Purchase Agreement"), by and among WAXS, NetVoice and Netvoice Encom LP, WAXS has agreed to sell, and Netvoice Encom LP has agreed to acquire, certain assets of WAXS;

     WHEREAS, the Purchase Agreement provides that a form of consideration to be paid to WAXS shall include a Convertible Secured Promissory Note by Netvoice Encom LP, as maker, in favor of WAXS, as holder (the "Promissory Note"), which is convertible into shares of NetVoice common stock, par value $.001 per share ("NetVoice Stock") pursuant to the terms and conditions set forth in the Promissory Note; and

     WHEREAS, in the event that the Promissory Note is converted into shares of NetVoice Stock, NetVoice has agreed to grant to the Holders (as defined below) certain rights with respect to the sale of the Registrable Securities (as defined below) in accordance with the terms of this Agreement;

     NOW THEREFORE, for and in consideration of the premises, the mutual promises herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     1. CERTAIN DEFINITIONS. As used in this Agreement, the following initially capitalized terms shall have the following meanings:

          (a) "Affiliate" means, with respect to any person, any other person who, directly or indirectly, is in control of, is controlled by or is under common control with such person.

          (b) "Holder" or "Holders" means WAXS and its successors and assigns and permitted transferees.

          (c) "Registrable Securities" means the shares of NetVoice Stock issued upon the conversion of the Promissory Note by WAXS, any stock or other securities into which or for which such shares of NetVoice Stock may hereafter be changed, converted or exchanged, and any other securities issued to the Holders of such shares of NetVoice Stock (or such shares into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transactions or events; provided that any such securities shall cease to be Registrable Securities if (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act (as defined below) and such securities shall have been disposed of in accordance with the plan of distribution set forth in such registration statement, (ii) such securities shall have been transferred

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pursuant to Rule 144 (as defined below), or (iii) at any time the total number of Registrable Securities held by the Holder may then be distributed by the Holders in one transaction pursuant to Rule 144.

          (d) "Registration Expenses" means all reasonable expenses incurred by NetVoice in connection with any registration of Registrable Securities pursuant to this Agreement including, without limitation, the following: (i) SEC filing fees; (ii) the fees, disbursements and expenses of NetVoice's counsel and accountants in connection with the registration of the Registrable Securities to be disposed of under the Securities Act;
(iii) all expenses of NetVoice and its agents and representatives in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus and amendments and supplements thereto and the mailing and delivery of a reasonable number of copies thereof to any Holders, underwriters and dealers and all actual expenses incidental to delivery of the Registrable Securities; (iv) the cost of producing blue sky memoranda (but specifically not including legal investment or foreign blue sky memoranda); (v) all expenses in connection with the qualification of the Registrable Securities to be disposed of for offering and sale under state securities laws; (vi) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Registrable Securities to be disposed of; (vii) the expenses of NetVoice's transfer agent and registrar appointed in connection with such offering; (viii) all engraving and printing expenses for the Registrable Securities being offered; and (ix) all fees and expenses payable in connection with the listing of the Registrable Securities on each securities exchange or inter-dealer quotation system on which a class of common equity securities of NetVoice is then listed.

          (e) "Rule 144" means Rule 144 promulgated under the Securities Act (as defined below), or any successor rule to similar effect.

          (f)  "SEC" means the United States Securities and Exchange Commission.

          (g) "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

     2.   DEMAND REGISTRATION.

          (a) At any time following the conversion of the Promissory Note into shares of NetVoice Stock pursuant to the terms thereof and upon written notice from a Holder or Holders of at least 30% of the Registrable Securities in the manner set forth in Section 10(h) hereof requesting that NetVoice effect the registration under the Securities Act of any or all of the Registrable Securities held by such Holder or Holders (which notice shall specify the intended method or methods of disposition of such Registrable Securities), NetVoice shall use its reasonable best efforts to effect, in the manner set forth in Section 5, the registration under the Securities Act of such Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such request; provided that:

               (i) NetVoice may delay the filing or effectiveness of any registration statement for a period of up to 90 days after the date of a request for registration pursuant to this Section 2 if at the time of such request NetVoice is engaged, or has fixed plans to engage within 60 days of the time of such request, in a firm commitment underwritten public offering of NetVoice Stock in which the Holder or Holders may include Registrable Securities pursuant to and in accordance with the provisions of Section 3;

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               (ii) if, while a registration request is pending pursuant to this Section 2, NetVoice delivers to the Holders a certificate signed by its chief executive officer certifying that the Board of Directors of NetVoice has determined in good faith that it would be materially detrimental to NetVoice for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, NetVoice shall not be required to effect a registration pursuant to this Section 2 for a period of not more than 90 days after NetVoice makes such good-faith determination, PROVIDED that NetVoice shall not be permitted to delay a requested registration in reliance on subparagraph (i) or this subparagraph (ii) more than once in any 12-month period;

               (iii) the Holder or Holders requesting a registration pursuant to this Section 2 may, in the notice delivered requesting such registration, elect that such registration cover an underwritten offer. Upon such election, such Holder(s) shall select one or more nationally or regionally recognized firms of investment banks to be used in connection with such offering, provided that such investment banks must be reasonably satisfactory to NetVoice. NetVoice shall, together with all Holders proposing to sell Registrable Securities in such offering, enter into a customary underwriting agreement with such underwriters; and

               (iv) NetVoice shall not be obligated to file more than two
     (2) registration statements under the Securities Act relating to a registration request pursuant to this Section 2(a) and shall not be obligated in any event if such registration request is for a number of Registrable Securities which have an aggregate market value less than $1 million. If such request shall be for an underwritten offering, such request must be for a number of Registrable Securities which have an aggregate market value of at least $1,500,000.

          (b) Notwithstanding any other provision of this Agreement to the contrary, a registration requested by a Holder pursuant to this Section 2 shall not be deemed to have been effected (and, therefore, not requested for purposes of Section 2(a)): (A) if it is withdrawn based upon material adverse information relating to NetVoice that is different from the information (x) known to the Holder requesting registration at the time of their request for registration, or (y) promptly disclosed by NetVoice to the Holder at the time of their request for registration; (B) if, when effective, it includes fewer than ninety (90%) percent of the number of shares of Registrable Securities which were the subject matter of the request; (C) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a misrepresentation or an omission by such Holder and, as a result thereof, less than ninety (90%) percent of the Registrable Securities requested to be registered can be completely distributed in accordance with the plan of distribution set forth in the related registration statement.

          (c) Holders other than the Holder or Holders initiating the demand pursuant to Section 2(a) and holders of other registrable securities with the right to participate in a NetVoice registration statement shall have the right to include their shares of Registrable Securities or other registrable securities, as the case may be, in any registration pursuant to
Section 2(a). In connection with those registrations in which multiple Holders or holders of other registrable securities with the right to participate in such registration ("piggy-back rights holders") participate, in the event the facilitating broker/dealer or, in an underwritten offering, the lead managing underwriter advises that marketing factors require a limitation on the number of shares to be sold, the number of shares to be included in the sale or underwriting and registration shall be included in the following order: (i) FIRST, the Holders, and (ii) SECOND, the holders seeking registration pursuant to piggy-back registration rights otherwise granted by NetVoice.

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          (d)  NetVoice shall have the right to cause the registration of additional securities for sale for the account of NetVoice in any registration of Registrable Securities requested by a Holder pursuant to
Section 2(a) which involves an underwritten offering; provided that NetVoice shall not have the right to cause the registration of such additional securities to the extent such Holder is advised in writing (with a copy to NetVoice) by the lead managing underwriter designated pursuant hereto that, in such firm's good faith opinion, registration of such securities in addition to those securities included pursuant to Sections 2 hereof would materially adversely affect the offering and sale (including pricing) of the Registrable Securities then contemplated by such Holder.

     3. PIGGY-BACK REGISTRATION. At any time during the term of this Agreement if NetVoice proposes to register any of its NetVoice Stock or any other of its common equity securities (collectively, "Other Securities") under the Securities Act (other than a registration on Form S-4 or S-8 or any successor form thereto), whether or not for sale for its own account, it will each such time give prompt written notice to each Holder of its intention to do so at least twenty (20) days prior to the anticipated filing date of the registration statement relating to such registration. Such notice shall offer each such Holder the opportunity to include in such registration statement such number of Registrable Securities as each such Holder may request. Upon the written request of any such Holder, made no later than 5:00 p.m. Atlanta, Georgia time on the tenth (10th) day after the receipt of NetVoice's notice (which request shall specify the number of Registrable Securities intended to be disposed of and the intended method of disposition thereof), NetVoice shall use its best efforts to effect, in the manner set forth in Section 5, in connection with the registration of the Other Securities, the registration under the Securities Act of all Registrable Securities which NetVoice has been so requested to register, to the extent required to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so requested to be registered; provided that:

          (a) if at any time after giving written notice of its intention to register any securities and prior to the effective date of such registration, NetVoice shall determine for any reason not to register or to delay registration of such securities, NetVoice may, at its election, give written notice of such determination to the Holder and, thereupon, (A) in the case of a determination not to register, NetVoice shall be relieved of its obligation to register any Registrable Securities in connection with such registration and (B) in the case of a determination to delay such registration, NetVoice shall be permitted to delay registration of any Registrable Securities requested to be included in such registration for the same period as the delay in registering such Other Securities;

          (b) if the registration referred to in the first sentence of this Section 3 is to be an underwritten registration, and the managing underwriter advises NetVoice in writing that, in such firm's opinion, such offering would be materially and adversely affected by the inclusion therein of the Registrable Securities requested to be included therein, NetVoice shall include in such registration: (1) first, all securities NetVoice proposes to sell for its own account ("NetVoice Securities"), if NetVoice Securities are proposed to be included in such registration, (2) second, such Registrable Securities required to be included in such registration pursuant to this Agreement, securities owned by NetVoice management personnel proposed to be included in such registration and securities of other persons who have the right pursuant to agreements with NetVoice to require that their securities be included in such registration, PRO RATA on the basis of the estimated proceeds from the sale thereof, and
(3) third, all other securities proposed to be registered. Notwithstanding any other provision in this Agreement to the contrary, NetVoice shall not be required to include Registrable Securities in any registration statement if the inclusion of such Registrable Securities would violate the provisions of any agreements or arrangements in effect on the date hereof pursuant to which such registration is being effected or entered into in connection with such registration; and

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           (c) no registration of Registrable Securities effected under this Section 3 shall relieve NetVoice of its obligation to effect a registration of Registrable Securities pursuant to Section 2 hereof.

     4. EXPENSES. NetVoice agrees to pay all Registration Expenses with respect to an offering pursuant to Section 2 or Section 3 hereof, provided, however, that all commissions or underwriting discounts in connection with an offering of Registrable Securities shall be the expense of the Holders.

     5. REGISTRATION AND QUALIFICATION. If and whenever NetVoice is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2 or 3 hereof, NetVoice shall:

          (a) prepare and file a registration statement under the Securities Act relating to the Registrable Securities to be offered as soon as practicable, but in no event later than forty-five (45) days (ninety
(90) days if the applicable registration form is other than Form S-3) after the date notice is given, and use its reasonable best efforts to cause the same to become effective as promptly as practicable;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the earlier of ninety (90) days (or, in the case of an underwritten offering, such shorter time period as the underwriters may require) or such time as all of such Registrable Securities have been disposed of;

          (c) furnish to the Holders and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as the Holders or such underwriter may reasonably request in order to facilitate the public sale of the Registrable Securities, and a copy of any and all transmittal letters or other correspondence to, or received from, the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

          (d) use its best efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such United States jurisdictions as the Holders or any underwriter of such Registrable Securities shall request, and use its best efforts to obtain all appropriate registrations, permits and consents required in connection therewith, and do any and all other acts and things which may be necessary or advisable to enable the Holders or any such underwriter to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; provided that NetVoice shall not for any such purpose be required to register or qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

          (e) in connection with any underwritten offering, (i) use its reasonable best efforts to furnish an opinion of counsel for NetVoice addressed to the underwriters and each Holder

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of Registrable Securities included in such registration (each a "Selling
Holder") and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the registration statement), and (ii) use its reasonable best efforts to furnish a "cold comfort" letter addressed to each Selling Holder, if permissible under applicable accounting practices, and signed by the independent public accountants who have audited NetVoice's financial statements included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Selling Holders may reasonably request and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements;

          (f) immediately notify the Selling Holders in writing (i) at any time when a prospectus relating to a registration pursuant to Section 2, 3 or 4 hereof is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) of any request by the SEC or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case (i) or (ii) at the request of the Selling Holders, subject to Section 4 hereof, prepare and furnish to the Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

          (g) list all such Registrable Securities covered by such registration on each national securities exchange and United States interdealer quotation system on which a class of common equity securities of NetVoice is then listed, with expenses in connection therewith to be paid in accordance with Section 4 hereof;

          (h) furnish unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Selling Holders or the underwriters with expenses therewith to be paid in accordance with Section 4 hereof; and

          (i) use its best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

     6.   UNDERWRITING, DUE DILIGENCE.

          (a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Agreement, NetVoice shall enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by NetVoice and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution substantially to the effect and to the extent provided in Section 7 hereof and the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 5(e) hereof. The Selling Holders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting

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agreement and the representations and warranties by, and the other agreements on the part of, NetVoice to and for the benefit of such underwriters, shall also be made to and for the benefit of such Selling Holders. Such underwriting agreement shall also contain such representations and warranties by the Selling Holders on whose behalf the Registrable Securities are to be distributed as are customarily contained in underwriting agreements with respect to secondary distributions. Selling Holders may require that any additional securities included in an offering proposed by a Holder be included on the same terms and conditions as the Registrable Securities that are included therein.

          (b) In the event that any registration pursuant to this Agreement shall involve, in whole or in part, an underwritten offering, NetVoice may require the Registrable Securities requested to be registered pursuant to the terms hereof to be included in such underwriting on the same terms and conditions as shall be applicable to the other securities being sold through underwriters under such registration. If requested by the underwriters for such underwritten offering, the Selling Holders on whose behalf the Registrable Securities are to be distributed shall enter into an underwriting agreement with such underwriters, such agreement to contain such representations and warranties by the Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution substantially to the effect and to the extent provided in Section 7 hereof. Such underwriting agreement shall also contain such representations and warranties by NetVoice and such other person or entity for whose account securities are being sold in such offering as are customarily contained in underwriting agreements with respect to secondary distributions.

          (c) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, NetVoice shall give, subject to all parties executing confidentiality agreements with NetVoice on terms reasonably acceptable to NetVoice, the Holders of such Registrable Securities and the underwriters, if any, and their respective counsel and accountants, such reasonable and customary access to its books and records and such opportunities to discuss the business of NetVoice with its officers and the independent public accountants who have certified NetVoice's financial statements as shall be necessary, in the opinion of such Holder and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     7.   INDEMNIFICATION AND CONTRIBUTION.

          (a) In the case of each offering of Registrable Securities made pursuant to this Agreement, NetVoice agrees to indemnify and hold harmless each Holder, its officers and directors, managers, members and Affiliates, as the case may be, and each person, if any, who controls any of the foregoing persons within the meaning of the Securities Act, from and against any and all claims, liabilities, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any reasonable legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that NetVoice shall not be liable to a particular Holder in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement

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or alleged untrue statement, or any omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to such Holder furnished to NetVoice in writing by or on behalf of such Holder specifically for use in the preparation of the registration statement (or in any preliminary or final prospectus included therein) or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a Holder and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability which NetVoice may otherwise have to each Holder, its officers and directors, members and managers, as the case may be, underwriters of the Registrable Securities or any controlling person of the foregoing.

          (b) In the case of each offering made pursuant to this Agreement, each Holder of Registrable Securities included in such offering, by exercising its registration rights hereunder, agrees to indemnify and hold harmless NetVoice, its officers, directors, agents and Affiliates and each person, if any, who controls any of the foregoing within the meaning of the Securities, from and against any and all claims, liabilities, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any reasonable legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact relating to the Holder required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement of a material fact is contained in, or such material fact relating to the Holder is omitted from, information relating to such Holder furnished in writing to NetVoice by or on behalf of such Holder specifically for use in the preparation of such registration statement (or in any preliminary or final prospectus included therein). The foregoing indemnity is in addition to any liability which such Holder may otherwise have to NetVoice, or any of its directors, officers or controlling persons.

          (c) PROCEDURE FOR INDEMNIFICATION. Each party indemnified under paragraph (a) or (b) of this Section 7 shall, promptly after receipt of notice of any claim or the commencement of any action against such indemnified party in respect of which indemnity may be sought, notify the indemnifying party in writing of the claim or the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) of this Section 7, except to the extent the indemnifying party was prejudiced by such failure, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided that each indemnified party, its officers and directors, if any, and each person, if any, who controls such indemnified party within the meaning of the Securities Act, shall have the right to employ separate counsel reasonably approved by the indemnifying party to represent them if the named parties to any action (including any

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impleaded parties) include both such indemnified party and an indemnifying party or an Affiliate of an indemnifying party, and such indemnified party shall have been advised by counsel either (i) that there are one or more legal defenses available to such indemnified party that are different from or additional to those available to such indemnifying party or such affiliate or (ii) a conflict may exist between such indemnified party and such indemnifying party or such affiliate, and in that event the fees and expenses of one such separate counsel for all such indemnified parties shall be paid by the indemnifying party. An indemnified party will not enter into any settlement agreement which is not approved by the indemnifying party, such approval not to be unreasonably withheld. The indemnifying party may not agree to any settlement of any such claim or action which provides for any remedy or relief other than monetary damages for which the indemnifying party shall be responsible hereunder, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld. In any action hereunder as to which the indemnifying party has assumed the defense thereof with counsel reasonably satisfactory to the indemnified party, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof. In all instances, the indemnified party shall cooperate fully with the indemnifying party or its counsel in the defense of each claim or action.

     If the indemnification provided for in this Section 7 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to herein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any indemnified party's stock ownership in NetVoice. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this paragraph shall be deemed to include, for purposes of this paragraph, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     8. RULE 144. NetVoice shall take such measures and timely file such information, documents and reports as shall be required by the SEC as a condition to the availability of Rule 144 and to remain in compliance with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     9. TRANSFER OF REGISTRATION RIGHTS. The rights of a Holder pursuant to this Agreement may be assigned (but only with all related obligations) to a transferee of such securities, provided: (a) NetVoice is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee acquires at least fifty percent (50%) of the Registrable Securities (as adjusted for stock splits or combinations); and (c) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement. Notwithstanding the foregoing, a Holder may transfer its rights hereunder to any Affiliate thereof without compliance with provision (b) above.

     10.  MISCELLANEOUS.

          (a) INJUNCTIONS. Each party acknowledges and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. Therefore, each party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which such party may be entitled at law or in equity.

          (b) SEVERABILITY. If any term or provision of this Agreement shall be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms and provisions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and each of the parties shall use its best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term or provision.

          (c) FURTHER ASSURANCES. Subject to the specific terms of this Agreement, each of the parties hereto shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

          (d) WAIVERS, ETC. No failure or delay on the part of either party (or the intended third-party beneficiaries referred to herein) in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power preclude any other or further exercise thereof or the exercise of any other right or power. No modification or waiver of any provision of this Agreement nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by an authorized officer of each of the parties, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          (e) ENTIRE AGREEMENT. This Agreement and the Promissory Note contain the entire understanding of the parties with respect to subject matter hereof and supersede all prior agreements and understandings between the parties, whether written or oral, with respect to the subject matter hereof. The paragraph headings contained in this Agreement are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Agreement.

          (f) COUNTERPARTS. For the convenience of the parties, this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall be one and the same instrument.

          (g) AMENDMENT. This Agreement may be amended only by a written instrument duly executed by an authorized officer of each of NetVoice and the Holders of at least 51% of the Registrable Securities.

          (h) NOTICES. Unless expressly provided herein, all notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to be duly given (i) when personally delivered, (ii) if mailed by registered or certified mail, postage prepaid, return receipt requested, on the date the return receipt is executed or the letter refused by the addressee or its agent, (iii) if given by telex or telecopier, once such notice or other communication is transmitted to the telex or telecopier number specified below and the appropriate answer back or telephonic confirmation is received; provided that such notice or other communication is mailed in accordance with clause
(ii) hereof or (iv) if sent by overnight courier which delivers only upon the signed receipt of the addressee, on the date the receipt acknowledgment is executed or refused by the addressee or its agent:

          if to NetVoice:     NetVoice Technologies Corporation
                              13747 Montfort Drive, Suite 250
                              Dallas, Texas 75240
                              Attention:  Jeff Rothell
                              Fax:  (972) 788-2995

          with a copy to:     Locke Liddell & Sapp LLP
                              2200 Ross Avenue, Suite 2200
                              Dallas, Texas 75201
                              Attention:  Jack E. Jacobsen, Esq.
                              Fax:  (214) 740-8800

          if to WAXS to:      World Access Telecommunications Group, Inc.
                              c/o World Access, Inc.
                              945 East Paces Ferry Road, Suite 2200
                              Atlanta, Georgia 30326
                              Attention:  W. Tod Chmar
                              Fax:  (404) 233-2280

          with a copy to:     Long Aldridge & Norman LLP
                              303 Peachtree Street, Suite 5300
                              Atlanta, Georgia 30308
                              Attention: H. Franklin Layson, Esq.
                              Fax:  (404) 527-4198

          (i) GOVERNING LAW. This Agreement is executed by NetVoice in, and shall be construed in accordance with and governed by the laws of the State of Georgia without giving effect to the principles of conflicts of laws thereof.

          (j) TERM. This Agreement shall be effective upon the issuance of any Registrable Securities to any Holder and shall remain in full force and effect until there are no Registrable Securities outstanding or until terminated by the mutual agreement of NetVoice and the Holders of at least 51% of the Registrable Securities.


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     IN WITNESS WHEREOF, the Holder and NetVoice have caused this Agreement to be duly executed by their authorized representatives as of the date first above written.


                              NETVOICE TECHNOLOGIES CORPORATION

                              By: /s/ JEFF ROTHELL
                                 -----------------------------------------
                              Name: Jeff Rothell
                                   ---------------------------------------
                              Title: President and Chief Executive Officer
                                    --------------------------------------

                              WORLD ACCESS TELECOMMUNICATIONS
                              GROUP, INC.

                              By: /s/ MARK A GERGEL
                                 ----------------------------------------
                              Name: Mark A. Gergel
                                   --------------------------------------
                              Title: Vice President
                                    -------------------------------------